UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 29, 2017
Kirkland’s, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	000-49885	621287151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5310 Maryland Way, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	615-872-4800

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Top of Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 29, 2017, the Board of Directors (the “Board”) of Kirkland’s, Inc. (the “Company”), expanded its number of authorized directors from seven to eight and elected Mr. Gregory A. Sandfort as a director of the Company, effective immediately. Mr. Sandfort will serve on the Company’s Audit Committee.
Mr. Sandfort has over 30 years of experience across a wide range of retail companies. He has held his current role as Chief Executive Officer of Tractor Supply since December 2012. He also served as President of Tractor Supply from December 2012 to May 2016, President and Chief Operating Officer since February 2012, and President and Chief Merchandising Officer since 2009. Mr. Sandfort joined Tractor Supply in 2007 as Executive Vice President and General Merchandise Manager.
Prior to joining Tractor Supply, Mr. Sandfort was President and Chief Operating Officer of Michaels Stores, Inc. from March 2006 to August 2007, and Executive Vice President, General Merchandise Manager from January 2004 to February 2006. Prior to Michaels Stores, Mr. Sandfort held management roles at Federated Department Stores, Sears Roebuck and Company and F.W. Woolworth/Woolco. He currently serves as a Director of Tractor Supply Company and WD-40 Company.
Mr. Sandfort will be compensated in accordance with the Company’s standard compensation policies and practices for the Board, the components of which were disclosed in the Company’s Proxy Statement for its 2017 Annual Meeting of Shareholders dated April 28, 2017. In connection with his election to the Board, Mr. Sandfort was granted 2,000 restricted stock units.
On October 2, 2017, the Company issued a press release announcing the election of Mr. Sandfort, a copy of which is attached hereto as Exhibit 99.1, and is incorporated by reference herein.
Item 9.01 Signatures and Exhibit Index.
(d) Exhibits
99.1 Press Release dated October 2, 2017.

Top of Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kirkland’s, Inc.

October 2, 2017	By:	/s/ Carter R. Todd
Name: Carter R. Todd
Title: Vice President and General Counsel

Top of Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 2, 2017.